UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): December 4, 2024

OSI SYSTEMS, INC.
(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

Delaware	000-23125	33-0238801
(STATE OR OTHER JURISDICTION OF INCORPORATION)	(COMMISSION FILE NUMBER)	(IRS EMPLOYER IDENTIFICATION NO.)

12525 CHADRON AVENUE HAWTHORNE, CA 90250
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)

(310) 978-0516
(REGISTRANT’S TELEPHONE NUMBER, INCLUDING AREA CODE)

N/A
(FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	OSIS	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company     ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.     ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 4, 2024, the board of directors (the “Board”) of OSI Systems, Inc. (the “Company”) appointed Ajay Mehra, Executive Vice President of the Company and President of the OSI Security Division, to succeed Deepak Chopra as President and Chief Executive Officer effective January 1, 2025. The Board approved (i) an initial annual base salary of $750,000, (ii) an 11,427 performance-based restricted stock unit grant pursuant to the Company’s long-term incentive program, and (iii) a 14,692 restricted stock unit grant that would vest in full on the one-year anniversary of the grant date if certain performance metrics are attained. Mr. Mehra will also become entitled to a cash bonus pursuant to the Company’s adjusted return on equity program with a maximum potential bonus equal to 200% of his base salary. Mr. Mehra’s participation in the incentive program tied to the performance of the Company’s cargo scanning and solutions business will terminate once he becomes Chief Executive Officer.

Biographical information for Mr. Mehra can be found on page 28 of the Company’s definitive proxy statement filed with the Securities and Exchange Commission on October 25, 2024 and is incorporated herein by reference.

Mr. Mehra does not have a direct or indirect material interest in any transaction with the Company that requires disclosure pursuant to Item 404(a) of Regulation S-K. Mr. Mehra is the first cousin of Mr. Chopra.

Item 8.01	Other Events.

On December 5, 2024, the Company issued a press release in connection with the President and Chief Executive Officer transition. A copy of the press release is filed herewith as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit 99.1:	Press Release of OSI Systems, Inc. dated December 5, 2024
Exhibit 104:	Cover Page Interactive Data File (embedded within the Inline XBRL document)

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release of OSI Systems, Inc. dated December 5, 2024
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OSI SYSTEMS, INC.
Date: December 5, 2024

	By:	/s/ Alan Edrick
Alan Edrick
Executive Vice President and Chief Financial Officer